EXHIBIT 99.1

ANNUAL MEETING OF STOCKHOLDERS OF

OCEANFIRST FINANCIAL CORP.

MAY 7, 2009

CHAIRMAN GARBARINO’S COMMENTS

GOOD MORNING LADIES AND GENTLEMEN. I AM JOHN R. GARBARINO, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF OCEANFIRST FINANCIAL CORP. IT IS MY PLEASURE, ON BEHALF OF THE BOARD OF DIRECTORS AND OFFICERS OF BOTH OCEANFIRST FINANCIAL CORP. AND OCEANFIRST BANK TO EXTEND A WARM WELCOME AND EXPRESS OUR APPRECIATION TO YOU FOR ATTENDING THIS MEETING, WHICH I WILL BE CHAIRING THIS MORNING.

THIS IS THE 107TH ANNUAL MEETING OF THE CORPORATE ENTITY NOW KNOWN AS OCEANFIRST FINANCIAL CORP., AND TODAY MARKS THE

THIRTEENTH TIME I HAVE HAD THE PRIVILEGE TO ADDRESS THIS ANNUAL SHAREHOLDERS MEETING SINCE OUR 1996 CONVERSION AS A PUBLICLY OWNED COMPANY.

THIS PAST YEAR HAS PRESENTED A CONTINUATION OF THE UNSETTLED GLOBAL ECONOMIC ENVIRONMENT. IN THE FACE OF UNPRECEDENTED ECONOMIC STRIFE, WE ARE GRATIFIED THAT WE HAVE SUCCEEDED IN NAVIGATING THESE UNCHARTED WATERS OVER THE PAST YEAR. WE APPRECIATE THE OPPORTUNITY TO FORMALLY REVIEW THESE MATTERS WITH YOU THIS MORNING.

BEFORE I BEGIN TO DISCUSS SPECIFICS REGARDING OUR FINANCIAL PERFORMANCE, HOWEVER, LET ME CALL YOUR ATTENTION TO THE FOLDER YOU RECEIVED WHEN YOU REGISTERED TODAY. I REFER YOU TO THE LEFT SIDE POCKET OF THE FOLDER, AND THE OVERHEAD SCREEN, WHERE WE PROVIDE YOU WITH OUR FORWARD LOOKING STATEMENT DISCLOSURE. PLEASE TAKE CAREFUL NOTE OF THE REQUIRED CAUTION WE MUST MAKE REGARDING FORWARD-LOOKING STATEMENTS, WHICH ALLOWS ME TO SPEAK WITH YOU OPENLY AND CANDIDLY TODAY.

IN THESE TIMES, ALL FINANCIAL INSTITUTIONS’ PERFORMANCE HAS BEEN BUFFETED BY EXTRAORDINARY ECONOMIC PRESSURE. EQUITY MARKET PARTICIPANTS, OCEANFIRST SHAREHOLDERS INCLUDED, LOOKED-ON DURING THE PAST YEAR AS STOCK PRICES PLUMETTED IN THE DETERIORATING ENVIRONMENT. YOU MAY RECALL OUR RELATIVE OPTIMISM AT THIS TIME LAST YEAR WHEN OCEANFIRST SHARES HAD REBOUNDED, REFLECTING OUR IMPROVED FINANCIAL PERFORMANCE, POISED TO AGAIN BREAK INTO THE $20 PER SHARE RANGE. UNFORTUNATELY, TWO MONTHS AGO WE ALSO EXPERIENCED THE LOW PRICE POINT WHEN OUR SHARES CLOSED AT $7.29. SINCE THAT TIME, SOME

ENCOURAGING REPORTS AND OPTIMISM HAVE BUOYED THE MARKETS AND OUR SHARE PRICE HAS RESPONDED.

IMPORTANTLY, OCEANFIRST HAS POSTED ANOTHER VERY SOLID OPERATING QUARTER TO BEGIN 2009. IN SPITE OF OUR STRONG PERFORMANCE, HOWEVER, THE EQUITY MARKETS REMAIN VOLATILE AND UNSETTLED. WE HAVE NOT LOST SIGHT OF THE FACT THAT MANY OF OUR SHAREHOLDERS HAVE WATCHED ALMOST 40% OF THEIR VALUE IN OCEANFIRST FINANCIAL SHARES DISAPPEAR OVER THE PAST TWELVE MONTHS. WE ARE SENSITIVE TO THIS DIMINUTION OF VALUE AND NOTE THAT, AS FELLOW

SHAREHOLDERS, WITH OUR INTERESTS ALIGNED, OUR DIRECTORS AND EMPLOYEES SHARE THE SAME PAIN INFLICTED BY THE MARKETS.

ALTHOUGH WE OBVIOUSLY CANNOT CONTROL THE EQUITY MARKETS, YOUR BOARD AND MANAGEMENT TEAM HAVE BEEN WORKING INTENTLY IN THIS ENVIRONMENT TO DELIVER IMPROVED OPERATING RESULTS TO HELP REBUILD OCFC SHAREHOLDER VALUE AS CONFIDENCE SLOWLY CREEPS BACK.

OF SPECIAL SIGNIFICANCE TO OUR SHAREHOLDERS, DURING THESE DIFFICULT TIMES, IS OUR BOARD’S CONTINUED ADVOCACY OF AN AGGRESSIVE CASH

DIVIDEND POLICY TO HELP GENERATE A POSITIVE SHAREHOLDER RETURN. OUR BOARD HAS TRADITIONALLY SUPPORTED A STRONG PAYOUT OF QUARTERLY EARNINGS AND RECENTLY REAFFIRMED THAT COMMITMENT WITH OUR 1 ST QUARTER 2009 DIVIDEND PAYABLE ON MAY 15.

IN TIMES LIKE THESE, HOWEVER, BUILDING AND PRESERVING CAPITAL TAKES ON AN EVEN HIGHER PRIORITY. FUTURE DIVIDENDS ARE ALWAYS DEPENDENT ON EARNINGS AS WELL AS BOARD DELIBERATIONS ON THE LONG-TERM HEALTH OF OUR COMPANY. UNIVERSALLY, BANK ASSET QUALITY AND CAPITAL ADEQUACY HAVE BECOME MAJOR INVESTOR CONCERNS, GENERALLY SUPPLANTING QUARTERLY EARNINGS.

I CAN CONFIDENTLY REPORT TO YOU THAT ASSET QUALITY AT OCEANFIRST REMAINS SIGNIFICANTLY STRONGER THAN REPORTED THROUGHOUT THE INDUSTRY. OUR LOCAL MARKET HAS EXHIBITED A RESILIENCE TO THE EXTRAORDINARY STRESSES EVIDENT ELSEWHERE IN OUR NATION. DESPITE AN UNDENIABLE, GRADUAL INCREASE IN NON-PERFORMING LOANS IN TIMES LIKE THESE, OCEANFIRST CONTINUES TO OUTPERFORM ALL NATIONAL AND REGIONAL INDICES RELATIVE TO LOAN DELINQUENCIES. NEVERTHELESS, WE REMAIN

CONCERNED FOR WHAT MAY LIE AHEAD FOR OUR MARKETS AS WE CANNOT BEGIN TO RULE OUT THAT WE HAVE YET TO SEE THE WORST OF THE ECONOMIC CONDITIONS IN OUR AREA.

WE HAVE ALSO FORTIFIED OUR CAPITAL RATIOS THROUGH CONSISTENT CURRENT EARNINGS, CONTROLLED BALANCE SHEET GROWTH AND OUR VOLUNTARY PARTICIPATION IN THE U.S. TREASURY CAPITAL PURCHASE PROGRAM. WE REMAIN EXTREMELY WELL CAPITALIZED BY ALL REGULATORY MEASURES, INCLUDING THOSE BEING USED BY THE U.S. TREASURY IN THE CURRENT STRESS TESTING FOR THE NINETEEN LARGEST BANKS IN THE COUNTRY, THE SUBJECT OF SO MUCH PUBLICITY THIS WEEK.

FOLLOWING THE CONDUCT OF THE FORMAL BUSINESS OF THIS MEETING AGENDA, COO VITO NARDELLI AND I WILL CONTINUE TO REPORT ON RECENT OPERATIONS AT OCEANFIRST. MR. NARDELLI WILL BE EXPLORING THE RATIONALE BEHIND OUR ACCEPTANCE OF THE PREFERRED STOCK INVESTMENT THROUGH THE TREASURY CAPITAL PURCHASE PROGRAM AND WE SHALL REVIEW WHERE WE EXPECT TO GO FROM HERE. FOLLOWING THAT, WE WILL ENTERTAIN A GENERAL QUESTION AND ANSWER SESSION.

FORMAL MEETING AGENDA

AS PROMISED, WE WILL NOW SPEND SOME ADDITIONAL TIME TO FURTHER BRING YOU UP TO DATE ON THE RECENT EVENTS AT THE COMPANY. TO BETTER EXPLORE THE REASONS AND RATIONALE FOR OUR PARTICIPATION IN THE U.S. TREASURY PROGRAM, I’LL REINTRODUCE OUR COO, MR. VITO NARDELLI.

MR. NARDELLI:	I REFER YOU TO YOUR FOLDER AND MY PRESENTATION IN THE LEFT SIDE POCKET.

POWERPOINT PRESENTATION

MR. GARBARINO:	THANK YOU, MR. NARDELLI, FOR YOUR THOUGHTFUL ANALYSIS OF HOW OCEANFIRST HAS EVALUATED, AND BENEFITTED FROM, THE U.S. TREASURY CAPITAL PURCHASE PROGRAM. I HOPE OUR SHAREHOLDERS HAVE BEEN ABLE TO GAIN A DEEPER INSIGHT INTO THE PROGRAM THAN HAS GENERALLY BEEN CONVEYED BY THE MEDIA.

AS OBSERVED EARLIER, IN THE FACE OF WORLDWIDE ECONOMIC TURMOIL, OVER THE PAST TWELVE MONTHS YOUR BOARD AND MANAGEMENT TEAM HAS REMAINED FOCUSED ON PERFORMANCE. WE ARE SUCCESSFULLY EXECUTING OUR COMMUNITY BANK

BUSINESS PLAN TO RESTORE THE VALUE DISSIPATED BY THE MARKETS. WE WILL BE CAREFULLY MANAGING OUR CAPITAL BASE WHILE RESUMING THE GROWTH WE HAVE PREVIOUSLY GENERATED IN OUR CORE DEPOSITS, COMMERCIAL LOANS AND NON-INTEREST INCOME. WE ANTICIPATE THAT THIS WILL DRIVE OUR REVENUE AND EARNINGS GOALS THROUGHOUT THE REMAINDER OF THIS YEAR.

WE HAVE SUCCEEDED IN GENERATING SOLID, CONSISTENT EARNINGS OVER THE PAST FIVE QUARTERS. IT IS HOPED THAT, WITH ANY GENERAL IMPROVEMENT IN THE ECONOMIC CLIMATE, THE EQUITY MARKETS MAY GIVE GREATER RECOGNITION

TO OUR OPERATING PERFORMANCE, AND BRING ABOUT A RENEWED CONFIDENCE IN OUR SHARE PRICE.

WE HAVE LITTLE DOUBT THAT ALL ECONOMIC MARKETS BRING OPPORTUNITIES TO THOSE WHO ARE WELL POSITIONED TO SEIZE UPON THEM. AS WE NOTED IN THIS YEAR’S ANNUAL SHAREHOLDER LETTER “... WITH THE DIFFICULTIES FACED BY SOME OF THE COUNTRY’S LARGEST BANKS, THE IMPORTANCE OF STRONG COMMUNITY BANKS HAS NEVER BEEN GREATER.” AS A STRONG COMMUNITY BANK, WE HAVE TAKEN THE STEPS OVER THE YEARS TO KEEP A SHARP FOCUS ON OUR ASSET QUALITY,

AND BUILD OUR CAPITAL THROUGH STRONG EARNINGS. MORE RECENTLY, OUR CAPITAL HAS BEEN FURTHER BOLSTERED THROUGH THE USE OF THE CAPITAL PURCHASE PROGRAM. AS MR. NARDELLI POINTED OUT, AS SOON AS WE FEEL IT IS PRACTICABLE, WE WILL IMPLEMENT OUR EXIT STRATEGY FROM THIS PROGRAM, REPAYING THE TREASURY PREFERRED STOCK INVESTMENT.

THE CPP HAS SERVED US WELL, DESPITE THE NEGATIVITY APPLIED TO OCEANFIRST AND OTHER PROGRAM PARTICIPANTS BY THE MEDIA. IT IS TRULY UNFORTUNATE THAT THE “BAILOUT” STIGMA EVER BECAME ATTACHED TO THE HEALTHY PARTICIPANTS

IN THIS PROGRAM. INSTITUTIONS, LIKE OCEANFIRST, THAT HAVE USED THE CAPITAL PURCHASE PROGRAM AS INTENDED, TO BOLSTER THEIR CAPITAL BASE AND ENCOURAGE THEIR LENDING ACTIVITIES TO SUPPORT OUR NATION’S ECONOMIC REVIVAL. WE ARE INDEED PROUD TO HAVE DONE OUR PART.

AS WE MOVE FORWARD, OUR OUTLOOK NECESSARILY REMAINS CAUTIOUS AND RESTRAINED IN THIS ENVIRONMENT. NEVERTHELESS, WE HAVE CONFIDENTLY POSITIONED OCEANFIRST TO CONTINUE THE EARNINGS MOMENTUM AND GENERATE THE MARKET RECOGNITION OUR

SHAREHOLDERS DESERVE FOR THEIR INVESTMENT GROWTH.

I THANK YOU FOR YOUR CONTINUED SUPPORT AND OFFER TO ADDRESS ANY QUESTIONS RELATIVE TO OUR COMPANY THAT YOU HAVE THIS MORNING.

Q&A

SINCE THERE APPEAR TO BE NO OTHER QUESTIONS, I SHALL ENTERTAIN A MOTION TO ADJOURN.

:	I MOVE THAT THE MEETING BE ADJOURNED.

:	I SECOND THE MOTION.

MR. GARBARINO:	ALL IN FAVOR SAY “AYE,” OPPOSED “NO.” THERE BEING NO OBJECTIONS, I DECLARE THE MOTION

CARRIED. IN DOING SO, I AGAIN EXPRESS MY THANKS TO YOU FOR JOINING US TODAY. I TRUST YOU WILL BE ABLE TO ATTEND OUR NEXT SHAREHOLDERS’ MEETING. IN THE MEANTIME, WE THANK YOU AND WILL CONTINUE TO RELY ON YOUR SUPPORT AND COOPERATION. THANK YOU.

Annual Shareholders Script 2009

WELCOME TO THE 2009 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp. MAY 7, 2009 EXHIBIT 99.1

OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company.
These forward-looking statements are generally identified by use of the words “believe”,
“expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions.  The
Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the
Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.
These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Annual Shareholder
Annual Shareholder
Meeting
Meeting
John R. Garbarino
John R. Garbarino
Chairman of the Board, President and
Chairman of the Board, President and
Chief Executive Officer
Chief Executive Officer

OceanFirst Strategy
OceanFirst Strategy
for Treasury, Capital
for Treasury, Capital
Purchase Program (CPP)
Purchase Program (CPP)
Investment
Investment
Vito R. Nardelli
Vito R. Nardelli
Executive Vice President
Executive Vice President
and Chief Operating Officer
and Chief Operating Officer

OceanFirst Strategy for CPP Funds
OceanFirst Strategy for CPP Funds
What Is It?
What Is It?
U.S. Treasury Investment of $38.3 Million in Preferred
Stock and Common Stock Warrants (380,853) in
Healthy Banks
When Did We Receive It?
When Did We Receive It?
January 2009 Investment Funds Received
Why Did We Take It?
Why Did We Take It?
Bolster Capital for Unforeseen Events or Emerging
Opportunities and Stimulate Local Lending

OceanFirst Strategy for CPP Funds
OceanFirst Strategy for CPP Funds
How Does This Impact OceanFirst Performance Now?
How Does This Impact OceanFirst Performance Now?
Executed Plan to Deploy U.S. Treasury Funds by
Investing in Local Lending
• Commercial
• Residential
Purchasing Government Guaranteed Residential Mortgage-
Backed Securities
Immediate Objective to Cover Dilutive Effect of Investment

OceanFirst Strategy for CPP Funds OceanFirst Strategy for CPP Funds How does this Impact How does this Impact OceanFirst Performance OceanFirst Performance Now? Now?

1 Qtr 2008 1 Qtr 2009
Commercial Lending
Pipeline $69.7 million $118.9 million
Closings $12.3 million $22.3 million
Residential Mortgage
Applications $96.5 million $166.6 million
Closings $60.8 million $87.7 million
Consumer Lending & Small Business
Applications 435 516
Closings $12.9 million $13.2 million
OceanFirst Strategy for CPP Funds
OceanFirst Strategy for CPP Funds
st st

OceanFirst Strategy for CPP Funds
OceanFirst Strategy for CPP Funds
Going Forward – Working as Intended
Substantial Capital for
• Continued Lending
• Weather Potential Economic Storms
• Capitalize on Opportunities within our Market
Repay U.S. Treasury Funds – As Soon as Practicable!

Annual Shareholder
Annual Shareholder
Meeting
Meeting
John
John
R.
R.
Garbarino
Garbarino
Chairman of the Board, President and
Chairman of the Board, President and
Chief Executive Officer
Chief Executive Officer

2009 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp. MAY 7, 2009

THANK YOU FOR ATTENDING THE 2009 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp.